UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 13, 2006

                              ROYAL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)

                          ----------------------------

               DELAWARE                                000-51123                             20-1636029
    (State or other jurisdiction of            (Commission file number)         (I.R.S. employer identification no.)
            incorporation)

  9226 SOUTH COMMERCIAL AVENUE                                                                      60017
             CHICAGO, IL                                                                         (Zip Code)
    (Address of principal executive
               offices)

       Registrant's telephone number, including area code: (773) 768-4800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.
            ------------

         On January 13, 2006, Royal Financial, Inc. (the "Company") announced that it has received regulatory approval to initiate a stock repurchase program, authorizing the purchase of up to 5% of the currently outstanding shares of the Company's common stock, from time to time, in open market or privately negotiated transactions. Shares repurchased, if any, would be available for issuance under the Company's stock option plan and management recognition and retention plan, and for other general corporate purposes. The Company's Board of Directors had previously approved the stock repurchase program subject to bank regulatory approval.

         Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement, which is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

       (d) Exhibits

            EXHIBIT NUMBER                    DESCRIPTION
            --------------       ----------------------------------------------

                 99.1            Press Release dated January 13, 2006.

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                                    SIGNATURES
                                    ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ROYAL FINANCIAL, INC.
                                   (Registrant)

Date: January 12, 2006             By:  /s/ Donald A. Moll
                                   ----------------------------------------
                                   Name:   Donald A. Moll
                                   Title:  President and Chief Executive Officer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
99.1     Press Release dated January 13, 2006.

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